UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2015

Gulf Coast Ultra Deep Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	001-36386	46-6448579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., as trustee
Institutional Trust Services
919 Congress Avenue, Suite 500
Austin, Texas 78701
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (512) 236-6599

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on October 7, 2015, Gulf Coast Ultra Deep Royalty Trust (the Royalty Trust) received a letter from the Listing Qualifications Staff (the Staff) of The NASDAQ Stock Market LLC (NASDAQ) notifying the Royalty Trust that, as a result of the Royalty Trust’s failure to regain compliance with NASDAQ Listing Rule 5550(a)(2) (which requires the royalty trust units representing beneficial interests in the Royalty Trust (the royalty trust units) to maintain a minimum bid price of at least $1 per unit) within the 180-day period provided by the Staff, the royalty trust units were subject to delisting from The NASDAQ Capital Market. On October 16, 2015, as a result of the Royalty Trust’s decision not to appeal the Staff’s delisting determination, NASDAQ suspended trading of the royalty trust units on The NASDAQ Capital Market and on October 23, 2015 NASDAQ filed a Form 25-NSE with the Securities and Exchange Commission (SEC) to remove the royalty trust units from listing and registration. The delisting will become effective November 2, 2015.

Upon suspension of trading on The NASDAQ Capital Market on October 16, 2015, the royalty trust units transitioned to the OTCQX U.S. tier of the over-the-counter, or OTC, markets, where the royalty trust units are quoted under the symbol “GULTU.”
Item 7.01. Regulation FD Disclosure.
The Royalty Trust was created to hold a 5 percent gross overriding royalty interest in future production from each of McMoRan Oil & Gas LLC’s (McMoRan) Inboard Lower Tertiary/Cretaceous exploration prospects located in the shallow waters of the Gulf of Mexico and onshore in South Louisiana that existed as of December 5, 2012. McMoRan is an indirect wholly owned subsidiary of Freeport-McMoRan Inc. (FCX). The onshore Highlander subject interest began commercial production on February 25, 2015. In July 2015, the Highlander well was shut in for remedial workover operations to address a mechanical issue encountered in the wellbore.

FCX issued a press release dated October 22, 2015, announcing that in September 2015, workover operations were completed on the Highlander well, and production was re-established. FCX also indicated that recent gross rates from the well, which are restricted because of limited production facilities, approximated 25 MMcf per day (approximately 12 MMcf per day net to McMoRan).

As previously reported by FCX, production testing in February 2015 indicated a flow rate of 75 MMcf per day (approximately 37 MMcf per day net to McMoRan). FCX also stated in its October 22, 2015 press release that McMoRan expects to complete the installation of additional processing facilities to accommodate higher flow rates from the Highlander well by year-end 2015. FCX also noted that a second well location has been identified, and future plans are being considered. FCX further noted that McMoRan has identified multiple additional locations on the Highlander structure, which is located onshore in South Louisiana where McMoRan controls rights to more than 50,000 gross acres. The press release notes that McMoRan is the operator and has a 72 percent working interest and an approximate 49 percent net revenue interest in Highlander. The Royalty Trust holds a 3.6 percent overriding royalty interest in the onshore Highlander subject interest.

The information in this Item 7.01 of Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements: This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are all statements other than statements of historical facts, such as any statements regarding the future financial condition of the Royalty Trust, all statements regarding McMoRan’s plans for the subject interests, the potential results of any drilling on the subject interests by the applicable operator, anticipated interests of McMoRan and the Royalty Trust in any of the subject interests, McMoRan’s geologic model and the nature of the geologic trend onshore in South Louisiana discussed in this report, and all statements regarding any belief or understanding of the nature or potential of the subject interests. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” "potential," and any similar expressions and/or statements that are not historical facts are intended to identify those assertions as forward-looking statements.

Forward-looking statements are not guarantees or assurances of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that may cause actual results to differ materially from those anticipated by the forward-looking statements include, but are not limited to, the risk that the subject interests will not produce hydrocarbons, general economic and business conditions, variations in the market demand for, and prices of, oil and natural gas, drilling results, changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, decisions by FCX or McMoRan not to develop the subject interests, any inability of FCX or McMoRan to develop the subject interests, damages to facilities resulting from natural disasters or accidents and other factors described in Part I, Item 1A. "Risk Factors" in the Royalty Trust's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC, as updated by the Royalty Trust’s subsequent filings with the SEC.

Investors are cautioned that test results may not be indicative of future production rates or of the amounts of hydrocarbons that a well may produce, and that many of the assumptions upon which forward-looking statements are based are likely to change after such forward-looking statements are made, which the Royalty Trust cannot control. The Royalty Trust cautions investors that it does not intend to update its forward-looking statements, notwithstanding any changes in assumptions, changes in business plans, actual experience, or other changes, and the Royalty Trust undertakes no obligation to update any forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Coast Ultra Deep Royalty Trust
	By:	The Bank of New York Mellon
Trust Company, N.A., as Trustee

		By:	/s/ Michael J. Ulrich
Michael J. Ulrich
Vice President

Date: October 23, 2015

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